UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 7, 2009

Date of Report (Date of earliest event reported)

Sun American Bancorp

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22911	65-032364
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

9293 Glades Road

Boca Raton, Florida 33434

(Address of Principal Executive Offices) (Zip Code)

(561) 544-1908

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03

Material Modification to Rights of Security Holders.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

Effective April 7, 2009, Sun American Bancorp (the “Company”) filed an amendment with the Secretary of State of Delaware to the Certificate of Designations for its Series A Non-Cumulative Perpetual Preferred Stock (the “Series A Preferred Stock”). The Certificate of Designations for the Series A Preferred Stock was originally filed on October 7, 2008 (the “Certificate of Designations”), which was effective upon filing.

The amended and restated Certificate of Designations (“Amended and Restated Certificate of Designations”) provides the holders of Series A Preferred Stock are entitled to receive a dividend in an amount equal to 11% of the Stated Value (as defined in the Certificate of Designations) per annum when, as and if declared by the Company’s board of directors, payable annually on each of June 15 and December 15. The original Certificate of Designations provided for a Series A dividend of 8% of the Stated Value per annum.

Additionally, the Amended and Restated Certificate of Designations provides that outstanding shares of the Series A Preferred Stock as of the date of the amendment are entitled to be converted into the common stock, par value $0.025 per share (the “Common Stock”) of the Company at a conversion price of $0.26 per share which price is based upon the ten day average of the closing price of the Common Stock of the Company ending on March 18, 2009. Further, shares of the Series A Preferred Stock outstanding from time to time subsequent to the date of the amendment may be converted into shares of the Common Stock or other securities of the Company at a conversion price agreed to by the Company and the holders thereof. The number of shares of Common Stock into which one share of Series A Preferred Stock may be convertible will be determined by dividing the Stated Value by the then-applicable conversion price.

Reference is made to the Amended and Restated Certificate of Designations, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by this reference.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.

Not applicable.

(b)

Pro Forma Financial Information.

Not applicable.

(c)

Shell Company Transactions.

Not applicable.

(d)

Exhibits.

Exhibit
Number

Exhibit

3.1

Amended and Restated Certificate of Designations as filed with the Secretary of State of Delaware on April 7, 2009 with respect to the Series A Non-Cumulative Perpetual Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN AMERICAN BANCORP

Date: April 10, 2009	By:	/s/ ROBERT L. NICHOLS
Robert L. Nichols
Chief Financial Officer

EXHIBIT INDEX

3.1

Amended and Restated Certificate of Designations as filed with the Secretary of State of Delaware on April 7, 2009 with respect to the Series A Non-Cumulative Perpetual Preferred Stock.